Fort Pitt Capital Total Return Fund
(FPCGX)
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated November 2, 2023 to the
Statement of Additional Information (“SAI”) dated February 28, 2023

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. All references to Mr. Woolson in the SAI are hereby removed. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

Accordingly, the Trustee table in the section titled “MANAGEMENT” of the Fund’s SAI has been revised to reflect updated information as follows:
Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Partner and Head of Business Development QSV Equity Investors, LLC (formerly known as Ballast Equity Management, LLC) (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Joe D. Redwine (age 76) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Michele Rackey (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of October 31, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The following paragraphs in the section titled “MANAGEMENT” of the Fund’s SAI, under the sub-section titled “Additional Information Concerning Our Board of Trustees,” have been revised to reflect updated information as follows:

Board Leadership Structure

The President, Chief Executive Officer and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Chairman of the Board, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chairman during executive sessions of the Independent Trustees.

Board Committees
The Nominating and Governance Committee meets regularly with respect to the various series of the Trust. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. Rackey is the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee did not meet with respect to the Trust during the Fund’s fiscal year ended October 31, 2022.

Please retain this Supplement with your SAI

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